                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[X]  Preliminary Proxy Statement             [ ]  Confidential, for Use of the Commission Only
                                                  (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                        INVESTORS CAPITAL HOLDINGS, LTD.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          -------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          -------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          -------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          -------------------------------------------------------------------

     (5)  Total fee paid:

          -------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          -------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          -------------------------------------------------------------------

     (3)  Filing Party:

          -------------------------------------------------------------------

     (4)  Date Filed:

          -------------------------------------------------------------------

                                     [LOGO]

                         NOTICE OF 2001 ANNUAL MEETING
                                      AND
                                PROXY STATEMENT

June 29, 2001

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of Investors Capital Holdings, Ltd. (the "Company") to be held on Wednesday, August 1, 2001, at 10:00 a.m. local time, at the Sheraton Colonial located at 1 Audubon Road, Wakefield, Massachusetts. Your Board of Directors and management look forward to greeting those stockholders who are able to attend.

    The Notice of Annual Meeting of Stockholders and Proxy Statement containing information pertaining to the business to be transacted at the Meeting appear on the following pages.

    Whether or not you plan to attend, it is important that your shares be represented and voted at the Meeting. Please complete, sign, date, and mail the enclosed proxy card at your earliest convenience. Most stockholders can also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you.

    On behalf of the Board of Directors and management I would like to thank you for your interest and participation in the affairs of the Company.

Sincerely,

Theodore E. Charles
CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

                        INVESTORS CAPITAL HOLDINGS, LTD.
                                  230 Broadway
                         Lynnfield, Massachusetts 01940

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON WEDNESDAY, AUGUST 1, 2001

June 29, 2001

TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders (the "Meeting") of Investors Capital Holdings, Ltd. (the "Company") will be held at 10:00 a.m. local time on Wednesday, August 1, 2001 at the Sheraton Colonial located at 1 Audubon Road, Wakefield, Massachusetts for the following purposes:

* To elect seven directors, each to serve for a term of one year or until their successors are elected and qualified;

* To approve and adopt an amendment to the Company's Articles of Organization that will eliminate Article V thereof as such Article is not applicable to a publicly-traded corporation;

* To approve and adopt the Company's 2001 Equity Incentive Plan reserving for issuance up to 250,000 shares of the Company's common stock;

* To ratify the appointment by the Board of Directors, of independent auditors to audit the Company's books and records for the fiscal year ending
    March 31, 2002; and

* To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

    Only holders of common shares of record as of the close of business on July 16, 2001 will be entitled to notice of, and to vote at, the Meeting, or any adjournments or postponements thereof.

    Stockholders are cordially invited to attend the Meeting. It is important that your shares be represented and voted at the Meeting. Because many of our stockholders cannot personally attend the Meeting, it is necessary that a large number be represented by proxy. Therefore, if you do not expect to attend the Meeting, but wish your stock to be voted for the business to be transacted thereat, please complete, sign and date the enclosed proxy card and return it by mailing it in the accompanying postage-paid envelope. Most stockholders can also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you.

By Order of the Board of Directors,

C. David Weller, Esq.
ASSISTANT SECRETARY

                                PROXY STATEMENT

GENERAL

    This Proxy Statement and the accompanying Proxy Card are being furnished in connection with the solicitation by the Board of Directors (the "Board") of Investors Capital Corporation, Ltd., a Massachusetts corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Wednesday, August 1, 2001 at 10:00 a.m. local time at the Sheraton Colonial located 1 Audubon Road, Wakefield, Massachusetts, or any adjournments or postponements thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders.

    Only the holders of record of the Company's Common Stock, par value $.01 per share, as of the close of business on July 16, 2001 (the "Record Date"), are entitled to notice of, and to vote on, all matters properly brought before the Meeting or any adjustments or postponements thereof. As of June 14, 2001, there were 5,708,311 common shares outstanding.

VOTING AND PROXY PROCEDURES

    Each stockholder is entitled to one vote for each share of common stock held by him or her at the close of business on the Record Date. Pursuant to the Company's Bylaws, to constitute a quorum for the transaction of business at any meeting of stockholders, there must be present, in person or by proxy, the holders of a majority of the voting power of the issued and outstanding shares of voting stock of the Company. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting. A plurality of the votes cast by the shares of stock entitled to vote, in person or by proxy, at the Meeting will elect directors as long as a quorum is present. If a quorum exists, action on each other question to be voted upon will be approved if votes, in person or by proxy, cast by stockholders favoring the action exceed the vote cast by stockholders opposing the action. When proxies in the enclosed form are returned properly executed, the shares represented thereby will be voted at the Meeting and, where instructions have been given by the stockholder, will be voted in accordance therewith. If the stockholder does not otherwise specify, the stockholders shares will be voted FOR each of the nominees for director and FOR the proposals to approve an amendment to the Articles of Organization, approve the equity incentive plan, and ratify the appointment of the independent auditors, all as set forth in this Proxy Statement. As to any other business, which may come before the Meeting, the proxy holders will vote in accordance with their best judgment. Votes will be counted manually. A stockholder executing the accompanying proxy has the power to revoke it at any time prior to the exercise thereof by appearing at the Meeting and voting in person or by filing with the Secretary or Assistant Secretary of the Company, (i) a duly executed proxy bearing a later date, or
(ii) a written instrument revoking the proxy.

    Abstentions and broker "non-votes" are not counted for purposes of the election of a director. On all other proposals, abstentions will be considered as a vote against the proposal, and broker non-votes will not be counted at all. A stockholder executing the accompanying proxy has the power to revoke it at any time prior to the exercise thereof by appearing at the Meeting and voting in person or by filing with the Secretary or Assistant Secretary of the Company,
(i) a properly executed, later-dated proxy (including an Internet or telephone vote), or (ii) a written instrument revoking the proxy.

    Most stockholders have a choice of voting over the Internet, by using a toll-free telephone number or by completing a proxy card and mailing it in the postage-paid envelope provided. Please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you. Please be aware that if you vote over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible, and that there may be some risk a stockholders vote might not be properly recorded or counted because of an unanticipated electronic malfunction.

    This Proxy Statement and the accompanying Proxy Card are first being mailed to stockholders on or about June 29, 2001. A copy of the Company's Annual Report for the year ended March 31, 2001, is included with this Proxy Statement.

    The solicitation of proxies in the accompanying form is made by, and on behalf of, the Board of Directors. We have engaged the services of Computershare Trust Company., Inc., the Company's Transfer Agent, to assist us in the distribution of proxies, for which a fee of approximately $XXXX will be paid. There will be no solicitation by officers and employees of the Company. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy materials to the beneficial owners of shares held of record by such persons, and such persons will be reimbursed for reasonable expenses incurred by them in connection therewith.

                            ------------------------

PROPOSAL 1 - ELECTION OF DIRECTORS

    Seven directors are to be elected at the Meeting to hold office until the next Meeting or until their successors have been duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Card to vote FOR the election of the seven persons named in the table below as directors of the Company, unless authority to do so is withheld. All of the nominees are currently directors of the Company. All of the nominees have consented to being nominated and named herein, and to serve as directors if elected at the Meeting. In the event that any of the below listed nominees for director should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying Proxy Card have the right to use their discretion to vote for a substitute.

    The Bylaws of the Company provide that the number of Directors shall be determined by vote of the stockholders or the Board of Directors, but shall consist of not less than three Directors. The Board has fixed the current number of directors at seven. Each director presently is elected for a one-year term at each annual meeting of the stockholders. Officers are elected by, and serve at the pleasure of, the Board of Directors.

    Directors:  Theodore E. Charles

                Timothy B. Murphy

                James J. McCarthy

                David R. Smith

                L. Gregory Gloeckner

                Stephen Parker

                James F. Twaddell

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE
                             NOMINEES AS DIRECTOR.

                            ------------------------

    For each nominee, and for each executive officer of the Company other than such nominees, there follows a brief listing of their principal occupation for at least the past five years, other major affiliations, and age as of June 18, 2001.

NOMINEES:

    THEODORE E. CHARLES, director of the Company since July 1995. Founder of Investors Capital Holdings in July of 1995, serves as chairman of the board, chief executive officer and president.

Mr. Charles also serves as the chief executive officer of our subsidiaries, Investors Capital Corporation and Eastern Point Advisors, Inc. Since
November 1997, Mr. Charles has been a director of Revere Federal Savings Bank of Revere, Massachusetts, a public company, whose securities are traded on the Over the Counter Bulletin Board Market. Mr. Charles currently holds various securities licenses, including the series 6, 63, 7 and 24. Mr. Charles is a member of the Financial Planning Association and has been since 1985. He was formerly Chairman of the Shareholder Advisory Board of Life USA Insurance Company. Age--58.

    TIMOTHY B. MURPHY, director of the Company since July 1995. Also a
July 1995 founder of the Company and currently serves as executive vice president, treasurer, chief financial officer and a director. Since August of 1994, Mr. Murphy has also served as president of our subsidiary, Investors Capital Corporation. In addition, since January of 1995 Mr. Murphy has been president of our subsidiary, Eastern Point Advisors, Inc. He entered the securities industry in May of 1991 as an operations manager in the Boston regional office of Clayton Securities. From February through August of 1994, he was a compliance officer of Baybanks Brokerage in Burlington, Massachusetts and a vice president of G.R. Stuart & Company, a brokerage firm located in Maynard, Massachusetts. Mr. Murphy holds various securities licenses, including the series 4, 7, 24, 27, 53, 63 and 65. Age--36.

    JAMES J. MCCARTHY, director of the Company since August 2000. Is currently the president and chief executive officer of Revere Federal Savings Bank of Revere, Massachusetts, a public company, whose securities are traded on the Over the Counter Bulletin Board Market. At Revere Federal Savings, Mr. McCarthy is responsible for instituting full-service commercial banking operations and successfully completing a November 1998 partial public offering of the bank. He also manages the daily operations of the institution, including strategic planning, financial investment, marketing and personnel. He has had these responsibilities since October 1989. Age--40.

    DAVID R. SMITH, director of the Company since August 2000. Is a founding partner and Managing Director of Charter Financial Publishing Network in Shrewsbury, New Jersey. Founded in March 2000, CFPN publishes, markets and distributes information for the financial services industry. He is co-founder of, and currently oversees sales, marketing and circulation for FINANCIAL ADVISOR magazine, along with other newsletters, books and investment charts distributed by CFPN. He was previously Senior Vice President of Dow Jones Financial Publishing Corporation, where he served as Publisher of DOW JONES INVESTMENT ADVISOR and Associate Publisher of DOW JONES ASSET MANAGEMENT magazines since October of 1987. Age--39.

    L. GREGORY GLOECKNER, director of the Company since August 2000. Has served as senior vice president of Conseco Services, LLC from June of 1999 through April of 2001. In this position, he dealt with insurance and investment products. During the period from November 1997 through April 2001 he also directed the efforts of Conseco's wholly-owned broker-dealer. Mr. Gloeckner has been in the investment industry for over twenty years. Prior to joining Conseco, he concurrently served as vice president of both Monarch Life Insurance Company and First Variable Life Insurance Company. Age--47.

    STEPHEN PARKER, director of the Company since February 2001. Has worked for Allmerica Financial, a Fortune 500 financial services firm located in Worcester, Massachusetts for the past ten years. He currently serves Allmerica as vice president and managing director of sales distribution. Mr. Parker is also president of Allmerica Investment Management Company, the registered investment advisory entity of Allmerica. Prior to joining Allmerica Financial, Mr. Parker served as chairman and chief executive officer of Freedom Capital Management Corporation, a subsidiary of John Hancock with, at that time, almost $3 billion under management. Mr. Parker has also served as a director of the Securities Industry Association and has served on many securities industry committees. Age--67.

    JAMES F. TWADDELL, director of the Company since February 2001. Has served as a partner in the investment banking group of Schneider Securities, Inc. since June of 1995. Schneider, located in

Denver, Colorado, is a national investment banking firm specializing in public offerings of small- and medium-sized companies. From June of 1974 through June of 1995, Mr. Twaddell functioned as the chairman of Barclay Investments of Providence, Rhode Island. Barclay is a regional securities brokerage firm specializing in public investment banking and the trading of sovereign debt with worldwide clients. Mr. Twaddell has also previously been employed by the United States Consulate in Geneva, Switzerland where he was assigned to negotiations on the General Agreement on Trade and Tariffs (GATT). Age--62.

OTHER EXECUTIVE OFFICERS

    JANICE M. CHARLES, secretary since July 1995. Also a 1995 founder of the Company and director through August 2000. She also serves as treasurer of our subsidiary, Eastern Point Advisors, Inc. and, since 1987, has been vice president of Investors Marketing Services, Inc., an insurance brokerage firm located in Danvers, Massachusetts. Age--50.

    C. DAVID WELLER, ESQ., vice president administration and assistant secretary since February 2001. Advanced sales attorney with the St. Paul Companies of St. Paul, Minnesota from June 1981 through March 1984. From April 1984 through December 1990 design attorney with an SEC registered investment advisory firm located in North Andover, Massachusetts. From September 1991 through May 1995 compliance and tax attorney for the Mutual Life Insurance Company of New York, located in Waltham, Massachusetts. June 1995 through December 1998 compliance attorney and counsel to Hancock Partners Insurance, LLP located in Boston, Massachusetts and from June 1999 to the present, director of compliance and chief legal counsel to the Company and its subsidiaries. Mr. Weller holds various securities licenses, including the series 6, 7, 24, and 63. Age--44.

    JOSEPH P. TRAINOR, JR., CPA, controller since March of 2001. From
March 1999 through joining the Company, Mr. Trainor functioned as a financial consultant for John Hancock Financial Services of Boston, Massachusetts. From January 1998 to March 1999 he served as a special agent with top-secret clearance with the Federal Bureau of Investigation in Baltimore, Maryland. From September 1994 to December 1997, Mr. Trainor was a senior accountant with Parent, McLaughlin & Nagle, CPAs in Boston, Massachusetts. Age--33.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    During fiscal 2001, the Board held five meetings and all directors serving at the time attended all of the meetings held. In addition, certain actions were approved by unanimous written consent resolutions of the directors. During fiscal 2001, the Board had two ongoing committees: an Audit Committee and a Compensation Committee.

    The Audit Committee, consisting of directors Gloeckner, Smith and McCarthy consults with the independent auditors and management with respect to the adequacy of internal controls, the Company's audited financial statements and, where appropriate, the Company's interim financial statements before they are made public, and to make a recommendation to the Board of Directors regarding the appointment of independent auditors for the following year. The Audit Committee held one meeting subsequent to fiscal 2001 to review the Company's financial statements with the auditor.

    The Compensation Committee, consisting of directors Charles, Murphy, Gloeckner, Smith and McCarthy determines the compensation and benefits of the chief executive officer and reviews and approves, or modifies if deemed appropriate, the recommendations of the chief executive officer with respect to the compensation and benefits of the other executive officers. The Compensation Committee also approves the issuance of grants pursuant to the Company's equity incentive plan. The Compensation Committee did not meet during fiscal 2001. Assuming the reelection of nominees Theodore E. Charles, L. Gregory Gloeckner and Stephen Parker as directors of the Company, immediately following the Meeting, the Board intends that these three directors will be the sole members of the Compensation Committee.

COMPENSATION OF DIRECTORS

    Directors who are not employees receive $500 in cash compensation for their attendance in person at each meeting of the Board of Directors. Members of the Audit Committee receive an additional $1,000 for their attendance in person at each Audit Committee meeting.

EQUITY INCENTIVE PLANS - AWARDS DURING LAST FISCAL YEAR:

    There were no equity incentive plan awards made to any of our directors or executive officers during the fiscal year ending March 31, 2001.

EXECUTIVE COMPENSATION

    The following table summarizes all compensation paid by the Company during the fiscal years ended March 31 2000 and March 31, 2001 for our chief executive officer and one other executive officer whose annual compensation exceeded $100,000. The aggregate amount of perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the total of Messrs. Charles' and Murphy's annual salary and bonus. Other Annual Compensation is the Company's matching 401(k) contributions. All Other Compensation is personal life insurance premiums paid by the Company.

                           SUMMARY COMPENSATION TABLE

                                                       ANNUAL COMPENSATION                    LONG TERM COMPENSATION
                                                ----------------------------------   -----------------------------------------
                                      FISCAL     SALARY     BONUS     OTHER ANNUAL     RESTRICTED      OPTIONS     ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR       ($)        ($)      COMPENSATION   STOCK AWARDS($)     (#)      COMPENSATION
---------------------------          --------   --------   --------   ------------   ---------------   --------   ------------
Theodore E. Charles                    2001     $400,000     none        $3,231            none          none        $6,635
Chairman of the Board, Chief           2000     $232,692     none        $4,788            none          none        $6,635
Executive Officer, President and
Director
Timothy B. Murphy                      2001     $200,000     none        $1,615            none          none        $1,265
Executive Vice President,              2000     $147,116     none        $3,000            none          none        $1,265
Treasurer, Chief Financial Officer
and Director

                           --------------------------

                             PRINCIPAL SHAREHOLDERS

    The following table presents information regarding beneficial ownership of our common stock as of June 1, 2001 by: (1) each person who owns beneficially more than five percent (5%) of our outstanding common stock, (2) each of the named executive officers, (3) each director, and (4) all directors and executive officers as a group. The persons named in the table below have sole voting and dispositive power over all shares of common stock shown as beneficially owned by them. Mr. Murphy holds options for 150,000 shares of common stock of the Company at an exercise price of $1.00 per share. The shares underlying these options are reflected in the numbers below. The business address of Mr. Charles,
Mr. Murphy, Mr. Weller and Mr. Trainor is c/o Investors Capital Holdings, Ltd., 230 Broadway, Lynnfield, Massachusetts 01940. The business address of
Ms. Charles is c/o Investors Marketing Services, Inc., 168 Centre Street, Danvers, Massachusetts 01923. The business address of Mr. Smith is 600 Broad Street, Shrewsbury, New Jersey 07702. The address of Mr. Gloeckner is 1460 Prestwick Lane, Carmel, Indiana 46032. The business address of Mr. McCarthy is c/o Revere Federal Savings Bank, 310 Broadway, Revere, Massachusetts 02151. The business address of Mr. Parker is c/o Allmerica Financial, 440 Lincoln Street, Worcester, Massachusetts 01653. The business address of Mr. Twadell is c/o Schneider Securities, Inc., 2 Charles Street, Providence, Rhode Island 02904.

                                         NUMBER OF SHARES    PERCENT BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER    BENEFICIALLY OWNED          OWNED
------------------------------------    ------------------   --------------------
Theodore E. Charles...................      3,585,000               61.2%
Timothy B. Murphy.....................       281,250                 4.8%
Janice M. Charles.....................          0                    0.0%
David R. Smith........................       30,000                  0.5%
James J. McCarthy.....................          0                    0.0%
L. Gregory Gloeckner..................          0                    0.0%
Stephen Parker........................          0                    0.0%
James F. Twaddell.....................          0                    0.0%
C. David Weller, Esq..................         750                   0.0%
Joseph P. Trainor, Jr.................          0                    0.0%
All directors and executive officers
  as a group (10 Persons).............      3,897,000               66.5%

EMPLOYMENT AGREEMENTS

    On August 8, 2000 the Company entered into full-time employment agreements with Theodore E. Charles and Timothy B. Murphy. For each, the term of employment is three years, which, on the third anniversary of the commencement date, automatically extends for a three-year period unless earlier terminated. Under the employment agreements, Messrs. Charles and Murphy are entitled to receive an annual base salary of $400,000 and $200,000, respectively. Adjustments to the annual base salary amounts are at the discretion of the board of directors, taking into account appropriate cost of living adjustments and general compensation increases based on performance.

    Also, Messrs. Charles and Murphy may present to the Compensation Committee proposals as to an annual bonus or incentive program, which proposals may or may not be accepted by the board of directors, acting in good faith, and at their discretion.

    If the Company fails to renew the employment term or terminates the employment either with or without cause of Mr. Charles or if there is a "change in control," he is entitled to receive sixty months' base salary at the time of termination plus, to the extent earned and not already paid, any bonus payable for the prior fiscal year plus an amount equal to any bonus payable with respect to the current fiscal year. The base salary is payable in installments on such dates on which it would be paid if

Mr. Charles had not been terminated. The bonus payment is payable in a lump-sum within thirty days of termination.

    If the Company fails to renew the employment term or terminates the employment either with or without cause of Mr. Murphy or if there is a "change in control," he is entitled to receive thirty-six months' base salary at the time of termination plus, to the extent earned and not already paid, any bonus payable for the prior fiscal year plus an amount equal to any bonus payable with respect to the current fiscal year. The base salary is payable in installments on such dates on which it would be paid if Mr. Murphy had not been terminated. The bonus payment is payable in a lump-sum within thirty days of termination.

    A "change in control" shall be deemed to have taken place if a person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 75% or more of the total number of votes that may be cast for the election of the directors of the company or as the result of, or in connection with, any tender or exchange offer, merger, consolidation or other business combination, sale of assets or one or more contested elections, or any combination of the foregoing transactions in which the persons who were directors immediately prior to the transaction shall cease to constitute a majority of the board of directors of the Company or of any successor.

    The employment agreements also contain a provision that neither Mr. Charles nor Mr. Murphy will compete or engage in a business competitive with our current or anticipated business during the term of the employment agreement and for a period of six months thereafter. A state court may determine not to enforce this provision or to otherwise limit its enforceability.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

ACQUISITIONS

    On August 9, 2000, the Company acquired all of the outstanding common stock of ICC Insurance Agency, Inc. Our chairman, chief executive officer and president, Theodore E. Charles and his spouse, Janice M. Charles owned all of the outstanding shares of stock of this entity. The purchase price for this acquisition was $100,000 and was paid in cash out of operating revenues. At the time of this acquisition, our board of directors was of the opinion that the terms of this transaction were fair and in the best interest of the Company and its stockholders.

INVESTORS MARKETING SERVICES, INC.

    Investors Marketing Services, Inc. is jointly owned by our chairman, chief executive officer and president, Theodore E. Charles and his spouse, Janice M. Charles. This entity performs a fulfillment function for our subsidiaries by preparing, collating and mailing registration kits to registered representatives and creates graphics and other artwork for various marketing materials produced for these subsidiaries. It also prepares the assembly, shipping and postage of literature pertaining to Investors Capital Corporation and Eastern Point Advisors, Inc. The rates charged for these services are comparable to rates charged by other non-affiliated companies for performing the same or similar services. For the fiscal year ending March 31, 2001 the cost for these services was $221,091.

OTHER RELATED TRANSACTIONS

    James J. McCarthy, one of our directors, is currently the president and chief executive officer of Revere Federal Savings Bank of Revere, Massachusetts. Investors Capital Corporation has rented space in this bank for the purpose of marketing securities and investment advisory services to the bank's customers. During the fiscal year ended March 31, 2001, the aggregate dollar amount of these rental payments was significantly less than 5% of our consolidated revenues for the period.

    David R. Smith, one of our directors, is the managing director of Charter Financial Publishing Network in Shrewsbury, New Jersey which publishes FINANCIAL ADVISOR magazine. Investors Capital Corporation places recruiting advertisements in this magazine, among others, and incurs costs therefor. The aggregate dollar amount of these costs for the fiscal year ended March 31, 2001 was significantly less than 5% of our consolidated revenues for the period.

    L. Gregory Gloeckner, one of our directors, was previously senior vice president of Conseco Services, LLC. Investors Capital Corporation markets the variable annuity products of Conseco Services. As a result, it receives commissions from Conseco Services, the vast majority of which, are then passed on to registered representatives as compensation. The aggregate dollar amount of these commissions paid to our broker-dealer subsidiary during the fiscal year ended March 31, 2001 was less than 5% of our consolidated revenues for the period.

    We rent approximately 3,200 square feet of our principal executive offices from Arlsburg Trust and Investors Realty, LLC of which our chairman, chief executive officer and president, Theodore E. Charles is the trustee and a member, respectively. The current annual rent for this portion of our space is $136,019 which is comparable to current market rates for similar space in our geographic area.

    As of June 1, 2001, we had loaned $109,327 to Theodore E. Charles, our chairman, chief executive officer and president. There are no formal repayment terms and the amount loaned accrues interest at the rate of 8% per year.

                            ------------------------

PROPOSAL 2 - APPROVAL OF AMENDMENT TO THE ARTICLES OF ORGANIZATION

PURPOSE AND EFFECT OF THE ARTICLE AMENDMENT

    The proposed amendment to our Articles of Organization will amend our Articles in a way that we believe is necessary to foster our long-term growth as an independent company and to otherwise amend and enhance the Company's Articles of Organization to be representative of those of a publicly-traded entity.

ARTICLE V: RESTRICTIONS ON THE TRANSFER OF SHARES OF STOCK

    Following is a description of the material terms of Article V of our current Articles of Organization, the restrictions of which have been waived by our Board of Directors for the period February 8, 2001 until such time as this Proposal 2 is acted upon favorably by the stockholders.

    Article V of the Company's Articles of Organization currently provides in part: ANY STOCKHOLDER, INCLUDING THE HEIRS, ASSIGNS, EXECUTORS OR ADMINISTRATORS OF A DECEASED STOCKHOLDER, DESIRING TO SELL OR TRANSFER SUCH STOCK OWNED BY HIM OR THEM, SHALL FIRST OFFER IT TO THE CORPORATION THROUGH THE BOARD OF DIRECTORS
 ... NO SHARES OF STOCK SHALL BE SOLD OR TRANSFERRED ON THE BOOKS OF THE CORPORATION UNTIL THESE PROVISIONS HAVE BEEN COMPLIED WITH, BUT THE BOARD OF DIRECTORS MAY IN ANY PARTICULAR INSTANCE, WAIVE THE REQUIREMENT.

THE AMENDMENT

    If adopted, the proposed amendment would eliminate from our Articles of Organization this Article V in its entirety as it has no place in, and is counterproductive to, the purposes of a publicly-traded company and the free exchange of shares in the public marketplace. The Board of Directors believes that the removal of this Article V in its entirety is in the best interests of the Company and its stockholders.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL AND
           ADOPTION OF THE AMENDMENT TO THE ARTICLES OF ORGANIZATION.

                            ------------------------

PROPOSAL 3 - APPROVAL OF THE 2001 EQUITY INCENTIVE PLAN

    On May 22, 2001, the Board of Directors adopted, subject to stockholder approval, the Company's 2001 Equity Incentive Plan (the "Plan") to be effective as of January 1, 2001. A copy of the Plan is attached to this Proxy Statement as Appendix A. The Plan shall have reserved for issuance up to 250,000 shares of common stock of the Company.

PURPOSE

    The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain, reward and motivate employees and other individuals who contribute to the growth and profitability of the Company. The Plan achieves this purpose by allowing for the grant of common stock, incentive stock options, options which do not constitute incentive stock options, or any combination of the foregoing, as is best suited to the circumstances of the particular employees and individuals or entities.

ADMINISTRATION

    The Plan is administered by the Board of Directors, which has the final power to construe and interpret the Plan and the rights granted under it. The Board has the power, subject to the provisions of the Plan, to determine which employees, officers, directors, individuals or entities shall receive an award or grant, the time or times when such award or grant shall be made, whether common stock, an incentive stock option or nonqualified option shall be granted and the number of shares of common stock which may be issued under each option. In making such determinations, the Board of Directors may take into account the nature of the services rendered by these entities and individuals, their present and potential contribution to the success of the Company and such other factors as the Board in its discretion shall deem relevant.

OFFERINGS

    There are no specific systematic or sequential awards or grants under the Plan. The time and amount of any awards or grants under the Plan is at the complete discretion of the Board of Directors.

EFFECTIVE DATE AND DURATION

    If approved, the Plan shall be effective as of January 1, 2001. The Plan shall be terminated and no further awards or grants are permitted under the Plan after ten (10) years from the date the Plan is approved by the Company's stockholders.

ELIGIBILITY

    An award of an incentive stock option pursuant to the Plan may be granted only to an individual who, at the time of grant, is an employee of the Company or a subsidiary. An award of an option which is not an incentive stock option or a grant of common stock may be made to an individual who, at the time of award or grant, is an employee of the Company or a subsidiary, or to an individual who has been identified by the Board to receive an award or grant due to their contribution or service to the Company, including members of the Board of Directors of Company or a subsidiary. An award or grant made may be made on more than one occasion to the same person, and such award or grant may include a common stock grant, an incentive stock option, an option that is not an incentive stock option, or any combination thereof.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL AND
                    ADOPTION OF 2001 EQUITY INCENTIVE PLAN.

                            ------------------------

PROPOSAL 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors, upon recommendation of its Audit Committee, has appointed the firm of Cayer Prescott Clune & Chatellier, LLP of Providence, Rhode Island to serve as our independent public accountants for the fiscal year ending March 31, 2002. Although stockholder ratification is not required, the Board of Directors has directed that such appointment be submitted to the stockholders of the Company for ratification at the Annual Meeting. Cayer Prescott Clune & Chatellier, LLP has served as our independent public accountants for the past fiscal year and is considered to be well-qualified by our management. If the stockholders do not ratify the appointment of Cayer Prescott Clune & Chatellier, LLP, the Board of Directors may reconsider the appointment.

    AUDIT FEES. Cayer Prescott Clune & Chatellier, LLP billed aggregate fees of $193,600 for professional services rendered for (i) preparation for the public offering; (ii) progress bill for the audit of the Company's financial statements for the year ended March 31, 2001 and (ii) the review of the financial statements included in the Company's quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. There were no fees for anything but audit and audit-related matters.

    All audit services provided by Cayer Prescott Clune & Chatellier, LLP are approved by the Company's Audit Committee, which considers whether the provision of non-audit services is compatible with maintaining the independence of Cayer Prescott Clune & Chatellier, LLP. There have been no non-audit services provided.

    Representatives of Cayer Prescott Clune & Chatellier, LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

    Assuming the presence of a quorum, ratification of the appointment of Cayer Prescott Clune & Chatellier, LLP requires the affirmative vote of a majority of the total shares of Common Stock present in person or represented by proxy and entitled to vote. Abstentions will have the same effect as votes against this proposal. Broker nonvotes will not be included in the vote totals and, therefore, will have no effect on the outcome of this proposal. Proxies will be voted for or against such approval in accordance with specifications marked thereon, and if no specification is made, the proxies will be voted for such approval.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO
        RATIFY THE APPOINTMENT OF CAYER PRESCOTT CLUNE & CHATELLIER, LLP
                AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY
                   FOR THE FISCAL YEAR ENDING MARCH 31, 2002.

                            ------------------------

                         REPORT OF THE AUDIT COMMITTEE

    The Board of Directors of the Company has appointed an Audit Committee composed of three directors, all of whom are independent as defined in Section 121 B(b)(ii) of the American Stock Exchange listing standards.

    The Board of Directors has adopted a written charter for the Audit Committee. A copy of that Charter is included as Appendix B to this Proxy Statement. The Audit Committee's job is one of oversight as set forth in its Charter. It is not the duty of the Audit Committee to prepare the Company's financial statements, to plan or conduct audits, or to determine that the Company's financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States of America. The Company's management is responsible for preparing the Company's financial statements and for maintaining internal controls. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations, and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America.

    The Audit Committee has reviewed and discussed the Company's audited consolidated financial statements with management and with Cayer Prescott Clune & Chatellier, LLP (the "Auditors"), the Company's independent auditors for fiscal 2001.

    The Audit Committee has discussed with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees".

    The Audit Committee has received from the Auditors a formal written statement describing all relationships between the Auditors and the Company that might bear on the Auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the Auditors any relationships that may impact their objectivity and independence and satisfied itself as to the Auditors' independence.

    Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10- K for the fiscal year ended March 31, 2001 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

L. Gregory Gloeckner
David R. Smith
James J. McCarthy

                            ANNUAL REPORT/FORM 10-K

    The Company's 2001 Annual Report to its stockholders is a reproduction of its Form 10-K filed with the SEC, excluding the Index to Exhibits and any filed exhibits or financial statement schedules, and is being mailed to all stockholders concurrently with this Proxy Statement. ADDITIONAL COPIES OF THE COMPANY'S FORM 10-K (WITHOUT EXHIBITS OR FINANCIAL STATEMENT SCHEDULES) AS FILED WITH THE SEC MAY BE OBTAINED AT NO COST BY WRITING TO THE CORPORATE SECRETARY, INVESTORS CAPITAL HOLDINGS, LTD. 230 BROADWAY, LYNNFIELD, MASSACHUSETTS 01940. THE COMPANY'S FORM 10-K MAY ALSO BE ACCESSED ON THE INTERNET AT http://www.investorscapital.com. EXHIBITS OR FINANCIAL STATEMENT SCHEDULES LISTED IN THE COMPANY'S FORM 10-K ARE AVAILABLE UPON REQUEST TO THE CORPORATE SECRETARY AT A NOMINAL CHARGE FOR PRINTING AND MAILING.

                             STOCKHOLDER PROPOSALS

    No person who intends to present a proposal for action at a forthcoming annual stockholders' meeting of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless that person (a) is a record or beneficial owner of at least 1% or $2,000 in market value of shares of Common Stock, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date and the dates upon which he acquired such shares with documentary support for a claim of beneficial ownership, (c) notifies the Company of his intention to appear personally at the meeting or by a qualified representative under Massachusetts law to present his proposal for action, and (d) submits his proposal timely. A proposal to be included in the proxy statement and form of proxy for the Company's next annual meeting of stockholders will be submitted timely only if the proposal has been received at the Company's principal executive office no later than March 1, 2002. If the date of such meeting is changed by more than 30 calendar days from August 15, 2002, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

    Even if the foregoing requirements are satisfied, a person may submit only one proposal with a supporting statement of not more than 500 words, and under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.

    The Company will be permitted to vote proxies in its discretion for any proposal for inclusion in the Company's proxy statement for its next annual meeting of stockholders that is not timely submitted on or before March 1, 2002, if the Company:

    - receives notice of the proposal before the close of business on May 15, 2002 and advises stockholders in such proxy statement about the nature of the matter and how the Company intends to vote on such matter, or

    - does not receive notice of the proposal prior to the close of business on May 15, 2002.

    Notices of intention to present proposals at the Company's next annual stockholders meeting should be addressed to the Company's secretary, Janice M. Charles, Investors Capital Holdings, Ltd., 230 Broadway, Lynnfield, MA 01940.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, the Board knows of no other business to be presented at the Meeting. However, if any other matters properly come before the Meeting, the persons named in the enclosed form of proxy are expected to vote the proxy in accordance with their best judgment on such matters.

By order of the Board of Directors,

THEODORE E. CHARLES
CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

                                   APPENDIX A

                        INVESTORS CAPITAL HOLDINGS, LTD.
                           2001 EQUITY INCENTIVE PLAN

          INVESTORS CAPITAL HOLDINGS, LTD. 2001 EQUITY INCENTIVE PLAN

SECTION 1
PURPOSE

    The purpose of the Investors Capital Holdings, Ltd. 2001 Equity Incentive Plan is to provide a means whereby Investors Capital Holdings, Ltd., a Massachusetts corporation (the "Corporation"), may attract able persons to remain in or to enter the employ of the Corporation, a Parent Corporation, or a Subsidiary and to provide a means whereby those employees, directors, officers, and other individuals or entities upon whom the responsibilities of the successful administration, management, planning, and/ or organization of the Corporation may rest, and whose present and potential contributions to the welfare of the Corporation, a Parent Corporation or a Subsidiary are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the long-term welfare of the Corporation. A further purpose of the Plan is to provide such employees and individuals or entities with additional incentive and reward opportunities designed to enhance the profitable growth of the Corporation over the long term. Accordingly, the Plan provides for granting Common Stock, Incentive Stock Options, options which do not constitute Incentive Stock Options, or any combination of the foregoing, as is best suited to the circumstances of the particular employees and individuals or entities as provided herein.

SECTION 2
DEFINITIONS

    The following definitions shall be applicable during the term of the Plan unless specifically modified by any paragraph:

(a) AWARD means, individually or collectively, any Option granted pursuant to the Plan.

(b) BOARD means the board of directors of the Corporation.

(c) CHANGE OF CONTROL VALUE means the amount determined in Clause (i), (ii) or
    (iii), whichever is applicable, as follows: (i) the per share price offered to stockholders of the Corporation in any merger, consolidation, sale or assets or dissolution transaction, (ii) the price per share offered to stockholders of the corporation in any tender offer or exchange offer whereby a Corporate Change takes place or (iii) if a Corporate Change occurs other than as described in Clause (i) or Clause (ii), the fair market value per share determined by the Board as of the date determined by the Board to be the date of cancellation and surrender of an Option. If the consideration offered to stockholders of the Corporation in any transaction described in this Paragraph or Paragraphs (d) and (e) of Section 8 consists of anything other than cash, the Board shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

(d) CODE means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to such Section and any regulations under such Section.

(e) COMMON STOCK means the common stock of the Corporation.

(f) CORPORATION means Investors Capital Holdings, Ltd.

(g) CORPORATE CHANGE means one of the following events: (i) the merger, consolidation or other reorganization of the Corporation in which the outstanding Common Stock is converted into or exchanged for a different class of securities of the Corporation, a class of securities of any other issuer (except a Subsidiary or Parent Corporation), cash or other property other than (a) a merger, consolidation or reorganization of the Corporation which would result in the voting stock of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, at least sixty percent (60%) of the combined voting power of the voting stock of the Corporation or such surviving entity outstanding immediately after such merger, consolidation or reorganization of the Corporation, or
    (b) merger, consolidation or reorganization of the Corporation effected to implement a recapitalization of the Corporation (or similar transaction) in which no person acquires more than forty-nine percent (49%) of the combined voting power of the Corporation's then outstanding stock; (ii) the sale, lease or exchange of all or substantially all of the assets of the Corporation to any other corporation or entity (except a Subsidiary or Parent Corporation); (iii) the adoption by the stockholders of the Corporation of a plan of liquidation and dissolution; (iv) the acquisition (other than acquisition pursuant to any other clause of this definition) by any person or entity, including without limitation a "group" as contemplated by Section 13(d)(3) of the Exchange Act, of beneficial ownership, as contemplated by such Section, of more than twenty-five percent (25%) (based on voting power) of the Corporation's outstanding capital stock or acquisition by a person or entity who currently has beneficial ownership which increases such person's or entity's beneficial ownership to fifty percent (50%) or more (based on voting power) of the Corporation's outstanding capital stock; or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Corporation before such election shall cease to constitute a majority of the Board. Notwithstanding the provisions of clause (iv) above, a Corporate Change shall not be considered to have occurred upon the acquisition (other than acquisition pursuant to any other clause of the preceding sentence) by any person or entity, including without limitation a "group" as contemplated by Section 13(d)(3) of the Exchange Act, of beneficial ownership, as contemplated by such Section, of more than twenty-five percent (25%) (based on voting power) of the Corporation's outstanding capital stock or the requisite percentage to increase their ownership to fifty percent (50%) resulting from a public offering of securities of the Corporation under the Securities Act of 1933, as amended.

(h) DESIGNATED OFFICER means an officer of the Corporation, such as the President or Chief Operating Officer, who is given authority by the Board to grant options or make stock grants under the Plan.

(i) EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

(j) FAIR MARKET VALUE means, as of any specified date, the closing price of the Common Stock on the NASDAQ (or, if the Common Stock is not listed on such exchange, such other national securities exchange on which the Common Stock is then listed) on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is not then listed on any national securities exchange but is traded over the counter at the time determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low sales prices of Common Stock on the most recent date on which Common Stock was publicly traded. If the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Board in such manner as it deems appropriate (such determination will be made in good-faith as required by Section 422(c)(1) of the Code and may be based on the advice of an independent investment banker or appraiser recognized to be expert in making such valuations).

(k) GRANT means individually or collectively, any Common Stock granted pursuant to the Plan.

(l) GRANTEE means an employee, director, officer, other individual or entity who has been granted Common Stock pursuant to the Plan.

(m) HOLDER means an individual or entity who has been granted an Award.

(n) INCENTIVE STOCK OPTION means an Option within the meaning of Section 422 of the Code.

(o) OPTION means an Award granted under Section 7 of the Plan and includes both Incentive Stock Options to purchase Common Stock and Options which do not constitute Incentive Stock Options to purchase Common Stock.

(p) OPTION AGREEMENT means a written agreement between the Corporation and an employee with respect to an Option.

(q) OPTIONEE means an employee, director, officer, entity or individual who has been granted an Option.

(r) PARENT CORPORATION shall have the meaning set forth in Section 424(e) of the Code.

(s) PLAN means the Investors Capital Holdings, Ltd. 2001 Equity Incentive Plan.

(t) RULE 16B-3 means Rule 16b-3 of the General Rules and Regulations of the Securities and Exchange Commission under the Exchange Act, as such rule is currently in effect or as hereafter modified or amended.

(u) SUBSIDIARY means a company (whether a corporation, partnership, joint venture or other form of entity) in which the Corporation, or a corporation in which the Corporation owns a majority of the shares of capital stock, directly or indirectly, owns an equity interest of fifty percent (50%) or more, except solely with respect to the issuance of Incentive Stock Options the term "Subsidiary" shall have the same meaning as the term "subsidiary corporation" as defined in Section 424(f) of the Code.

SECTION 3
EFFECTIVE DATE AND DURATION OF THE PLAN

    The Plan shall be effective as of January 1, 2001 provided that the Plan is approved by the stockholders of the Corporation within twelve (12) months before or thereafter and on or prior to the date of the first annual meeting of stockholders of the Corporation held subsequent to the acquisition of an equity security by a Holder hereunder for which exemption is claimed under Rule 16b-3. Notwithstanding any provision of the Plan or of any Option Agreement, no Option shall be exercisable and no Common Stock may be granted prior to such stockholder approval. The Plan shall be terminated and no further Awards or Common Stock may be granted under the Plan after ten (10) years from the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation's shareholders, whichever is earlier. Subject to the provisions of
Section 9, the Plan shall remain in effect until all Options granted under the Plan have been exercised or have expired by reason of lapse of time and all restrictions imposed upon restricted stock awards have lapsed. Any option exercised before shareholder approval is obtained must be rescinded if shareholder approval is not obtained within twelve (12) months before or after the Plan is adopted. Such shares shall not be counted in determining whether such approval is granted.

SECTION 4
ADMINISTRATION

(a) ADMINISTRATION OF PLAN BY BOARD. The Plan shall be administered by the Board in compliance with Rule 16b-3. Members of the Board shall abstain from participating in and deciding matters which directly affect their individual ownership interests under the Plan.

(b) POWERS. Subject to the terms of the Plan, the Board shall elect one or several Designated Officers who shall have sole authority, in their discretion, to determine which employees, officers, directors, individuals or entities shall receive an Award or Grant, the time or times when such Award or

    Grant shall be made, whether Common Stock, an Incentive Stock Option or nonqualified Option shall be granted and the number of shares of Common Stock which may be issued under each Option. In making such determinations, the Designated Officer may take into account the nature of the services rendered by these individuals, their present and potential contribution to the success of the Corporation, a Parent Corporation or a Subsidiary, and such other factors as the Board in its discretion shall deem relevant.

(c) ADDITIONAL POWERS. The Board shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Board is authorized in its sole discretion, exercised in a nondiscriminatory manner, to construe and interpret the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award or Grant, including such terms, restrictions and provisions as shall be requisite in the judgment of the Board to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award or Grant in the manner and to the extent it shall deem expedient to carry it into effect. The determination of the Board on the matters referred to in this Section 4 shall be conclusive.

(d) COMPLIANCE WITH CODE SECTION 162(M). In the event the Corporation, a Parent Corporation or a Subsidiary becomes a "publicly-held corporation" as defined in Section 162(m)(2) of the Code, the Corporation may establish a committee of outside directors meeting the requirements of Code Section 162(m) to
    (i) approve the grant of Options which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes by the Corporation pursuant to Code Section 162(m) and (ii) administer the Plan. In such event, the powers reserved to the Board in the Plan shall be exercised by such compensation committee. In addition, Options under the Plan shall be granted upon satisfaction of the conditions to such grants provided pursuant to Code Section 162(m) and any Treasury Regulations promulgated thereunder.

SECTION 5
GRANT OF OPTIONS AND STOCK SUBJECT TO THE PLAN

(a) AWARD LIMITS. A Designated Officer may from time to time grant Awards and/or make Grants to one or more employees, directors, officers, individuals or entities determined by him or her to be eligible for participation in the Plan in accordance with the provisions of Section 6 of the Plan. The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 250,000 shares. The aggregate number of shares of Common Stock that may be issued to any Holder and/or granted to any Grantee under the Plan shall not exceed 10% percent of the aggregate number of shares referred to in the preceding sentence. The total number of shares issuable upon exercise of all outstanding Options shall not exceed a number of shares which is equal to fifteen percent (15%) of the then outstanding shares of the Corporation. Any of such shares which remain unissued and which are not subject to outstanding Options and/or Grants at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Corporation shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award or Grant. To the extent that an Award or Grant lapses or the rights of its Holder or Grantee terminate, any shares of Common Stock subject to such Award or Grant shall again be available for the grant of an Award or making of a Grant. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Section 8 of the Plan with respect to shares of Common Stock subject to Options then outstanding. Separate stock certificates shall be issued by the Corporation for those shares acquired pursuant to a Grant, the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option.

(b) STOCK OFFERED. The stock to be offered pursuant to an Award or Grant may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Corporation.

SECTION 6
ELIGIBILITY

    An Incentive Stock Option Award made pursuant to the Plan may be granted only to an individual who, at the time of grant, is an employee of the Corporation, a Parent Corporation or a Subsidiary. An Award of an Option which is not an Incentive Stock Option or a Grant of Common Stock may be made to an individual who, at the time of Award or Grant, is an employee of the Corporation, a Parent Corporation or a Subsidiary, or to an individual who has been identified by the Board or Designated Officer to receive an Award or Grant due to their contribution or service to the Corporation, including members of the Board of Directors of the Corporation, a Parent Corporation or a Subsidiary. An Award or Grant made pursuant to the Plan may be made on more than one occasion to the same person, and such Award or Grant may include a Common Stock Grant, an Incentive Stock Option, an Option which is not an Incentive Stock Option, or any combination thereof. Each Award or Grant shall be evidenced by a written instrument duly executed by or on behalf of the Corporation.

SECTION 7
STOCK OPTIONS/GRANTS

(a) STOCK OPTION AGREEMENT. Each Option shall be evidenced by an Option Agreement between the Corporation and the Optionee which shall contain such terms and conditions as may be approved by the Board and agreed upon by the Holder. The terms and conditions of the respective Option Agreements need not be identical. Each Option Agreement shall specify the effect of termination of employment, total and permanent disability, retirement or death on the exercisability of the Option. Under each Option Agreement, a Holder shall have the right to appoint any individual or legal entity in writing as his or her beneficiary under the Plan in the event of his death. Such designation may be revoked in writing by the Holder at any time and a new beneficiary may be appointed in writing on the form provided by the Board for such purpose. In the absence of such appointment, the beneficiary shall be the legal representative of the Holder's estate.

(b) OPTION PERIOD. The term of each Option shall be as specified by the Board at the date of grant and shall be stated in the Option Agreement; provided, however, that an option may not be exercised more than one hundred twenty
    (120) months from the date it is granted.

(c) LIMITATIONS ON EXERCISE OF OPTION. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board and as shall be permissible under the terms of the Plan, which shall be specified in the Option Agreement evidencing the Option; provided, however, that an option shall be exercised at the rate of at least twenty percent (20%) per year over five (5) years from the date it is granted. An Option may not be exercised for fractional shares.

(d) SPECIAL LIMITATIONS ON INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Corporation (and any Parent Corporation or Subsidiary) exceeds One Hundred Thousand Dollars ($100,000) (within the meaning of Section 422 of the Code), such excess Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Board shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its Parent Corporation or a Subsidiary, within the meaning of Section 422(b)(6) of the Code, unless (i) at the time such Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

(e) OPTION PRICE. The purchase price of Common Stock issued under each Option shall be determined by the Board and shall be stated in the Option Agreement, but such purchase price shall, in the case of Incentive Stock Options, not be less than the Fair Market Value of Common Stock subject to the Option on the date the Option is granted, and, in the case of Options which do not constitute Incentive Stock Options, not be less than eighty-five percent (85%) of the fair value of the stock at the time the option is granted, except that the price shall be one hundred ten percent (110%) of the fair value in the case of any person or entity who owns stock comprising more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its Parent Corporation or Subsidiary.

(f) OPTIONS AND RIGHTS IN SUBSTITUTION FOR STOCK OPTIONS MADE BY OTHER CORPORATIONS. Options may be granted under the Plan from time to time in substitution for stock options held by employees of corporations who become, or who became prior to the effective date of the Plan, employees of the Corporation, of any Parent Corporation or of any Subsidiary as a result of a merger or consolidation of the employing corporation with the Corporation, such Parent Corporation or such Subsidiary, or the acquisition by the Corporation, a Parent Corporation or a Subsidiary of all or a portion of the assets of the employing corporation, or the acquisition by the Corporation, a Parent Corporation or a Subsidiary of stock of the employing corporation with the result that such employing corporation becomes a Subsidiary.

SECTION 8
RECAPITALIZATION OR REORGANIZATION

(a) Except as hereinafter otherwise provided, Awards or Grants shall be subject to adjustment by the Board at its discretion as to the number and price of shares of Common Stock in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, reverse stock splits, reclassifications, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any such Options or Common Stock.

(b) The existence of the Plan and the Awards and/or Grants made hereunder shall not affect in any way the right or power of the Board or the stockholders of the Corporation to make or authorize any adjustment, recapitalization, reorganization or other change in the capital structure of the Corporation, a Parent Corporation or a Subsidiary or their business, any merger or consolidation of the Corporation, a Parent Corporation or a Subsidiary, any issue of debt or equity securities having any priority or preference with respect to or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Corporation, a Parent Corporation or a Subsidiary, or any sale, lease, exchange or other disposition of all or any part of their assets or business or any other corporate act or proceeding.

(c) The shares with respect to which Options may be granted are shares of Common Stock as presently constituted but if and whenever, prior to the expiration of an Option theretofore granted, the Corporation shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Corporation, the number of shares of Common Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

(d) If the Corporation recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an Option theretofore granted, the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock and securities, and the cash and other property to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Optionee had been the holder of such record of the number of shares of Common Stock then covered by such Option.

(e) In the event of a Corporate Change, unless otherwise deemed to be impractical by the Board, then no later than (i) two business days prior to any Corporate Change referenced in Clause (i), (ii), (iii), (v) or (vi) of the definition thereof or (ii) ten business days after any Corporate Change referenced in Clause (iv) of the definition thereof, the Board, acting in its sole discretion without the consent or approval of any Optionee or Grantee, shall act to effect the following alternatives with respect to outstanding Options which acts may vary among individual Optionees and, with respect to acts taken pursuant to Clause (i) above, may be contingent upon effectuation of the Corporate Change: (A) in the event of a Corporate Change referenced in Clauses (i), (ii) and (vi) acceleration of exercise for all Options then outstanding so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Board, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate;
    (B) in the event of a Corporate Change referenced in Clauses (iii),
    (iv) and (v) require the mandatory surrender to the Corporation by selected Optionees of some or all of the outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date (before or after such Corporate Change) specified by the Board, in which event the Board shall thereupon cancel such Options and pay to each Optionee an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares;
    (C) in the event of a Corporate Change referenced in Clauses (iii),
    (iv) and (v), make such adjustments to Options then outstanding as the Board deems appropriate to reflect such Corporate Change (provided, however, that the Board may determine in its sole discretion that no adjustment is necessary to Options then outstanding); (D) in the event of a Corporate Change referenced in Clauses (iii), (iv) and (v), provide that thereafter upon any exercise of an Option theretofore granted the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets or plan of liquidation and dissolution if, immediately prior to such merger, consolidation or sale of assets or any distribution in liquidation and dissolution of the Corporation, the Optionee had been the holder of record of the number of shares of Common Stock then covered by such Option; or (E) in the event of a Corporate Change referenced in Clauses (iii),
    (iv) and (v), cancel the Options granted if the Fair Market Value of the Common Stock underlying the Options is below the Option exercise price.

(f) Except as hereinbefore expressly provided, issuance by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warranty to subscribe therefore, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Options theretofore granted, or the purchase price per share of Common Stock subject to Options.

SECTION 9
AMENDMENT OR TERMINATION OF THE PLAN

    The Board in its discretion may terminate the Plan or any Option or Grant or alter or amend the Plan or any part thereof or any Option from time to time; provided that no change in any Award or Grant previously made may be made which would impair the rights of the Holder or Grantee without the consent of the Holder or Grantee, and provided further, that the Board may not, without approval of the stockholders, amend the Plan:

(a) to increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan on exercise or surrender of Options or upon Grants;

(b) to change the minimum Option exercise price;

(c) to change the class of employees eligible to receive Awards and/or Grants or increase materially the benefits accruing to employees under the Plan;

(d) to extend the maximum period during which Awards may be granted or Grants may be made under the Plan;

(e) to modify materially the requirements as to eligibility for participation in the Plan; or

(f) to decrease any authority granted to the Board hereunder in contravention of Rule 16b-3.

SECTION 10
OTHER

(a) NO RIGHT TO AN AWARD OR GRANT. Neither the adoption of the Plan nor any action of the Board or Designated Officer shall be deemed to give an employee any right to be granted an Option to purchase Common Stock, to receive a Grant or to any other rights hereunder except as may be evidenced by an Option Agreement duly executed on behalf of the Corporation, and then only to the extent of and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Corporation shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award or Grant.

(b) NO EMPLOYMENT RIGHTS CONFERRED. Nothing contained in the Plan or in any Award or Grant made hereunder shall (i) confer upon any employee any right with respect to continuation of employment with the Corporation or any Parent Corporation or Subsidiary, or (ii) interfere in any way with the right of the Corporation or any Parent Corporation or Subsidiary to terminate his or her employment at any time.

(c) OTHER LAWS; WITHHOLDING. The Corporation shall not be obligated to issue any Common Stock pursuant to any Award granted or any Grant made under the Plan at any time when the offering of the shares covered by such Award has not been registered (or exempted) under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Corporation or the Board deems applicable and, in the opinion of legal counsel for the Corporation, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Corporation shall have the right to deduct in connection with all Awards or Grants any taxes required by law to be withheld and to require any payments necessary to enable it to satisfy its withholding obligations. The Board may permit the Holder of an Award or Grant to elect to surrender, or authorize the Corporation to withhold shares of Common Stock (valued at their Fair Market Value on the date of surrender or withholding of such shares) in satisfaction of the Corporation's withholding obligation, subject to such restrictions as the Board deems necessary to satisfy the requirements of Rule 16b-3.

(d) NO RESTRICTION OF CORPORATE ACTION. Nothing contained in the Plan shall be construed to prevent the Corporation or any Parent Corporation or Subsidiary from taking any corporate action which is deemed by the Corporation or such Parent Corporation or Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Corporation or any Parent Corporation or Subsidiary as a result of such action.

(e) RESTRICTIONS ON TRANSFER. An Award shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Holder only by such Holder or the Holder's guardian or legal representative.

(f) EFFECT OF DEATH, DISABILITY OR TERMINATION OF EMPLOYMENT. The Option Agreement or other written instrument evidencing an Award shall specify the effect of the death, disability or termination of employment of the Holder on the Award; provided, however that an Optionee shall be entitled to exercise (i) at least six (6) months from the date of termination of employment with the Corporation if such termination is caused by death or disability or (ii) at least thirty (30) days from the date of termination of employment with the Corporation if such termination is caused by reasons other than death or disability.

    All outstanding Incentive Stock Options will automatically be converted to a nonqualified stock option if the Optionee does not exercise the Incentive Stock Option (i) within three (3) months of the date of termination caused by reasons other than death or disability; or (ii) within twelve (12) months of the date of termination caused by disability.

(g) INFORMATION TO EMPLOYEES. Optionees and Grantees under the Plan shall receive financial statements annually regarding the Corporation during the period the options are outstanding. The financial statements provided need not comply with Section 260.613 of the California Code of Regulations.

(h) RULE 16B-3. It is intended that the Plan and any grant of an Award made to a person subject to Section 16 of the Exchange Act meet all of the requirements of Rule 16b-3. If any provisions of the Plan or any such Award would disqualify the Plan or such Award hereunder, or would otherwise not comply with Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

(i) GOVERNING LAW. The Plan shall by construed in accordance with the laws of the State of California and all applicable federal law. The securities issued hereunder shall be governed by and in accordance with the Corporate Securities Laws of the State of California.

ADOPTED BY INVESTORS CAPITAL HOLDINGS, LTD.'S BOARD OF DIRECTORS AS OF May 22, 2001.

APPROVED BY THE SHAREHOLDERS AS OF _______________ ____, 2001.

                                   APPENDIX B

                        INVESTORS CAPITAL HOLDINGS, LTD.
                            AUDIT COMMITTEE CHARTER

                  AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                        INVESTORS CAPITAL HOLDINGS, LTD.

                                    CHARTER
                            ADOPTED OCTOBER 9, 2000

1.  PURPOSE

    The Corporation's bylaws authorize the Board of Directors to designate an Audit Committee to exercise the power and authority of the full board within a specified segment of the business and affairs of the Corporation. In accordance therewith, the Board of Directors has established the Audit Committee. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public, the Corporation's system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established, and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

A. Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control systems;

B. Review and appraise the audit efforts of the Corporation's independent accountants, and

C. Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

    The Board of Directors has adopted this Charter in accordance with the Corporation's bylaws.

II.  COMPOSITION

    The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and to the extent possible at least one member of the Committee shall have accounting or related financial management expertise. Committee members shall be encouraged to enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or, at the Corporation's expense, an outside consultant.

    The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS

    The Committee shall meet at least once annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with IV. B., below.

IV.  RESPONSIBILITIES AND DUTIES

    To fulfill its responsibilities and duties the Audit Committee shall:

        A. Review and update this Charter as conditions dictate.

        B. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

        C. Review the regular internal reports to management prepared by the accounting department and, to the extent applicable, management's response.

        D. Review with financial management and the independent accountants, the 10-Q report prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

        E. Recommend to the Board of Directors, the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

        F. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

        G. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

        H. In consultation with the independent accountants, review the integrity of the Corporation's financial reporting processes, both internal and external.

        I. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

        J. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

        K. Establish regular and separate systems of reporting to the Audit Committee by management and the independent accountants, regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

        L. Following completion of the annual audit, review separately with management and the independent accountants, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

        M. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

        N. Review with the independent accountants and management, the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

        O. Ensure that management has the proper review system in place to verify that the Corporation's financial statements, reports and other financial information disseminated to governmental agencies and the public, satisfy legal requirements.

        P. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

        Q. Review, with the Corporation's counsel, legal compliance matters, including corporate securities trading policies.

        R. Perform any other activities consistent with this Charter, the Corporation's bylaws and governing law, as the Committee or the Board deem necessary or appropriate.